Acquisitions	6 Months Ended
Jun. 30, 2015
Business Combinations [Abstract]
Acquisitions
Acquisitions

On June 9, 2015, the Company acquired Transaction Wireless, Inc. (TWI) a provider of digital stored value products that offer gift card programs, loyalty incentives, and integrated marketing solutions for retailers, partners, and consumers. The purchase price was approximately $62 million in cash and $3 million in equity. The acquisition is reported as part of the Network & Security Solutions segment.

In addition to TWI, the Company also completed an acquisition to be used as a Clover add-on application as well as an acquisition of a wholesale independent sales organization, both of which are reported in the Company's Global Business Solutions segment.